UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):         March 9, 2007

SUN HEALTHCARE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-49663	85-0410612
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18831 Von Karman, Suite 400 Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)

No Change
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

          In connection with the pending acquisition by Sun Healthcare Group, Inc. of Harborside Healthcare Corporation, attached as Exhibit 99.1 is the audited financial information of Harborside for the year ended December 31, 2006.

Item 9.01 Financial Statements and Exhibits

23.1	Consent of Pricewaterhouse Coopers LLP, Independent Accountants.

99.1	Audited Consolidated Financial Information for Harborside Healthcare Corporation for the year ended December 31, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HEALTHCARE GROUP, INC.

/s/ Mike Berg
Name: Mike Berg
Title: Secretary

Dated:  March 9, 2007